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                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 22, 2001 included in the REX Stores Corporation Form 10-K for the year ended January 31, 2001.

                                                         /s/ Arthur Andersen LLP


Cincinnati, Ohio
September 19, 2001

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